UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 30, 2009

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1172 Castro Street

Mountain View, CA 94040

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                        Results of Operations and Financial Condition.

On November 3, 2009, VIVUS, Inc. (the “Company”) issued a press release regarding its financial results for the third quarter ended September 30, 2009 and certain other information.  A copy of the press release is attached hereto as Exhibit 99.1.

The information pursuant to this Item 2.02 in this Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 30, 2009, the Company’s Board of Directors (the “Board”) appointed Peter Tam, age 45, to the position of President and as a member of the Board. In connection with the promotion of Mr. Tam, the Company accepted the resignation of Leland F. Wilson as President.  Mr. Wilson will continue to serve as the Company’s Chief Executive Officer and as a member of the Board.

Prior to this appointment, Mr. Tam served as the Company’s Chief Operating Officer since January 2009.  From July 2004 to January 2009, Mr. Tam served as Senior Vice President of Product and Corporate Development of the Company.  From November 2002 to July 2004, Mr. Tam served as the Company’s Vice President of Strategic Planning and Corporate Development.  Mr. Tam joined the Company in 1993 as Manager of Clinical Research and in 1999 he assumed the responsibilities of Director of Clinical and Corporate Development.  Mr. Tam holds a B.S. in Chemistry from University of California Berkeley and an M.B.A. from Santa Clara University.

Mr. Tam will receive an annualized base salary of $454,432 and will continue to be eligible to receive an annual incentive bonus based on the Company’s achievement of specified performance objectives.  Mr. Tam also received an option grant exercisable for 200,000 shares of the Company’s common stock in connection with his appointment as President.  This option has an exercise price of $7.90 per share, a 10-year term from the date of grant and vests over a 4-year period with twenty-five percent (25%) of the total number of shares vesting on October 30, 2010 and one forty-eighth (1/48th) of the total number of shares vesting and becoming exercisable at the end of each full month thereafter.

In connection with Mr. Tam’s employment with the Company, Mr. Tam previously entered into the Company’s standard form of Indemnification Agreement, which provides, among other things, that the Company will indemnify Mr. Tam, under the circumstances set forth therein, for defense expenses, damages, judgments, fines and settlements incurred by him in connection with actions or proceedings to which he may be a party as a result of his position as an officer, employee, agent or fiduciary of the Company, and otherwise to the full extent permitted under the Company’s bylaws and Delaware law.  Mr. Tam has also entered into the Company’s standard form of Change of Control Agreement which provides that if an Executive’s employment with the Company is terminated by the Company without cause or by the Executive for good reason within 24 months after a change of control (as such term is defined in the Change of Control Agreement) of the Company, the Executive will receive, subject to signing a release of claims in favor of the Company, (i) monthly severance payments during the period from the date of the Executive’s termination until the date 24 months after the effective date of the termination (for purposes of this paragraph only, the “Severance Period”) equal to the monthly salary the Executive was receiving immediately prior to the change of control; (ii) monthly severance payments during the Severance Period equal to 1/12th of the Executive’s target bonus (as such term is defined in the Change of Control Agreement) for the fiscal year in which the termination occurs for each month in which severance payments are made to the Executive pursuant to (i) above; (iii) an additional pro-rated portion of the Executive’s target bonus; (iv) up to 24 months of reimbursement for premiums paid for COBRA coverage and (v) outplacement services with a total value not to exceed $20,000.

The Change of Control Agreement also provides that if an Executive’s employment with the Company is terminated without cause (other than within 24 months after a change of control of the Company), the Executive will receive, subject to signing a release of claims in favor of the Company, (i) monthly severance payments during the period from the date of the Executive’s termination until the date that is 3 months after the effective date of termination (for purposes of this paragraph only, the “Severance Period”), equal to the monthly salary the Executive was receiving immediately prior to the termination date; (ii) monthly severance payments during the Severance Period equal to 1/12th of the Executive’s target bonus for the fiscal year in which the termination occurs for each month in which severance payments are made to the Executive pursuant to (i) above; (iii) an additional pro-rated portion of the Executive’s target bonus; (iv) up to 3 months of reimbursement for premiums paid for COBRA coverage and (v) outplacement services with a total value not to exceed $20,000, to be provided during the Severance Period.

The Change of Control Agreement also provides for the automatic vesting in full of all outstanding options held by the Executive upon the close of a change of control.

A copy of the press release making such announcement is attached as Exhibit 99.2 to this Form 8-K and is incorporated by reference into this Item 5.02.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change to Fiscal Year.

(a)           In connection with Mr. Tam’s appointment as a director, the Board amended and restated the Company’s bylaws to increase the authorized number of directors of the Company from six to seven, effective immediately.

A copy of the Company’s Amended and Restated Bylaws is attached as Exhibit 3.2 to this Form 8-K and is incorporated by reference into this Item 5.03.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.2	Amended and Restated Bylaws of the Registrant, as amended on October 30, 2009.

99.1	Press release dated November 3, 2009, titled “VIVUS Reports Third Quarter 2009 Highlights and Financial Results.”

99.2	Press Release dated November 3, 2009, titled “VIVUS Announces Promotion of Peter Tam to President.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

/s/ Lee B. Perry
Lee B. Perry
Vice President and Chief Accounting Officer

Date:  November 3, 2009

EXHIBIT INDEX

Exhibit Number	Description

3.2	Amended and Restated Bylaws of the Registrant, as amended on October 30, 2009.

99.1	Press release dated November 3, 2009, titled “VIVUS Reports Third Quarter 2009 Highlights and Financial Results.”

99.2	Press Release dated November 3, 2009, titled “VIVUS Announces Promotion of Peter Tam to President.”